© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Global Headquarters, Houston, Texas PROS Holdings, Inc. Q3 2024 Investor Presentation Updated October 29, 2024 ir@pros.com 1

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Disclaimer / Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability goals; ability to achieve "Rule of 40;" management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; subscription ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this presentation are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (b) the macroeconomic environment and geopolitical uncertainty and events, (c) increasing business from customers, maintaining subscription renewal rates and capturing customer IT spend, (d) managing our growth and profit objectives effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, ln) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security and data localization laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, and (v) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as tools for assessing the comparability between periods as well as company by company. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Investors are encouraged to review the reconciliation of our historical non-GAAP financial measures to the comparable GAAP results, which can be found, along with other financial information, on the investor relations’ page of our website at PROS.com. We are unable to reconcile forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information needed to complete a reconciliation is unavailable at this time without unreasonable effort.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS at a Glance 3 $322 mm+ Total Revenue Q3 ‘24 TTM 85% Recurring Revenue as a % of Q3 ‘24 Total Revenue $38B+ Underpenetrated, Addressable Market Subscription Revenue CAGR Since Cloud Transition (FY 2015 – FY 2024E1) 75+ Countries with Customers 28% 93%+ Customer Gross Revenue Retention Rate Q3 ‘24 TTM 4.3T Transactions Processed Q3 ‘24 TTM $16mm+ Free Cash Flow2 Q3 ‘24 TTM Near 15x Improvement YoY 1. See slide 19. 2. For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation.

Business Overview 4

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Our Vision 5 to optimize every shopping and selling experience.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Businesses Face Many Challenges Today 6 Business uncertainty is here to stay. Everything is in a constant state of rapid change – costs, currencies, supply chains, prices, demand patterns – and in response, businesses must constantly change what they sell, how they sell, and how they price. Customers have increasingly higher expectations. Buyers expect every buying experience to be as magical as the best one they have ever had (“the Amazon effect”). Self-serve, personalization, transparency, and accuracy driven by convenience, value, and confidence across all touchpoints. The way we work is evolving. Manual business processes and disconnected digital tools cause more time to be spent on process than on driving business forward. Digitization, automation, and AI are critical for keeping up and driving a better employee experience.

PROS Real-Time AI Platform Maximizes Value for B2B Commerce


PROS
Digital Offer Marketing
Smart Rebate Management
Smart Price Optimization & Management
Omnichannel Price Management
Neural Network AI
Pricing Analytics
eCommerce Optimization
Data Management
Capacity Aware Optimization
Price Lists
Cost Optimization
ERP Integration
Extensible AI
Smart Configure, Price, Quote
Omnichannel Quoting
Guided Selling
Rich Media Catalog
10K+ Line Quotes
Constraints-based Configuration
Price Agreements
Document Generation
Collaboration Portal
Mass Price Update Workflow
Subscription Quoting
Insights Powered by an Industry-Leading Real-Time, AI Platform
AI
Real-Time
Secure
Data Core
Scalable
High Availability
Extensible
Back Office Systems
ERP
Data Warehouse
Homegrown Systems
Data Providers
API
+ Many More
Front Office Systems
eCommerce/ Marketplaces
CRM
Partner Portals
Marketing Systems
API
+ Many More
Direct Sales
Resellers / Distributors
Marketers
Buyer

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary.

7

PROS Real-Time AI Platform Maximizes Value for Travel Commerce


PROS
Digital Offer Marketing
Back Office Systems
PSS
ERP
Homegrown Systems
Data Warehouse & Data Providers
API
+ Many More
Revenue Management
Demand Forecasting
Class-based or Continuous Pricing
Holiday, Special Events, & Influences
Network / O&D / Segment Optimization
Willingness-To-Pay Model
Dynamic Pricing of Ancillaries
Shopping/Distribution
Full NDC Offer Management
Direct Distribution to MSE
Direct Connect Pricing and Availability
ATPCO Pricing & Repricing
Inspiration / Calendar Search
Merchandising
Shopping/Distribution
Quote, Negotiate, Save, and Book
Management & PNR Modifications
Ticketing & Payments
Reporting & Analytics
Ancillaries
EMD Handling
Insights Powered by an Industry-Leading Real-Time, AI Platform
AI
Real-Time
Secure
Data Core
Scalable
High Availability
Extensible
Front Office Systems
Airline.com
OTA
MSE
Agency Portals / GDS
Marketing Systems
API
+ Many More
Direct Sales
Resellers / Distributors
Marketers
Buyer

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary.

8

Real-Time AI is at the Core of the PROS Platform

PROS

4.3 Trillion Transactions Processed[1]

99.96% Uptime[1]

Sub-700ms Response Time

~8.2mm Transactions Per Minute[1]

PROS

Self-Learning, Trainable

Predictive, Prescriptive, Generative

Explainable, Trustworthy

Responsible

AI	Real-Time	Secure	Data Core	Scalable	High Availability	Extensible

1. Trailing twelve-month measurement as of 9/30/2024. Transactions per minute is an average over the period.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary.

9

PROS Library of AI Models & Techniques Ensemble to Solve High-Value Business Problems

PROS

Business Problems

Supply Chain Optimization

- Production Planning
- Fleet Acquisition & Disposition
- Fleet Distribution
- Production Mix Optimization
- Procurement Optimization

Profit Optimization

Revenue / Margin

- Negotiated Price Optimization
- Ecommerce Price Optimization
- EMSR (Expected Marginal Seat Revenue)
- O&D, Leg & Segment-based Optimization

Cost

- Inventory Control + Optimization
- Capacity Aware Optimization
- Forecasting
- Cost Optimization

Sales Guidance

- Offer Optimization
- Dynamic Pricing of Ancillaries
- Cross-Sell / Upsell Recommendation
- Churn Prediction

PROS AI

Learning Paradigms, Models, and Tools

Business AI

Predictive Algorithms

- Neural networks (FF Wide & Deep, NN Matrix Factorization)
- Online Learning (Bayesian & Variational Inference)
- Decision Trees
- Semi-parametric Estimation
- Parametric estimation

Prescriptive Algorithms

- Linear programming
- Non-linear programming
- Dynamic programming
- Integer programming
- Reinforcement learning

Data Science Techniques

- Constraint Satisfaction Programming
- Shapley Value (SHAP)
- kNN clustering
- Extensible AI

Internet AI

Recommender System

Collaborative Filtering

Perceptual AI

Human-Computer Interaction

Large Language Models

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary.
10

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Trusted by the World’s Leading Enterprises 11 Travel Chemicals & Energy Healthcare Food & Consumables Services Automotive & Industrial Technology

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Drives Significant, Measurable Business Outcomes 12 400% ROI in 3 years Payback in 9 months & Source: Forrester Total Economic Impact Report, 2023 +8% Revenue Uplift +200 bps Margin Improvement +67% Efficiency Gain Source: PROS study of 131 customers’ self-reported results, 2022 Our customers have said… Industry experts have said…

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS TAM is Massive, Global, and Growing 13 1.TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors. $38B+ Underpenetrated, Addressable Market1 $3.3B Travel $3.2B Automotive & Industrial $2.1B Healthcare $1.9B Technology $1.8B Food & Consumables $1.1B Business Services $800mm Chemicals & Energy $14B+ Strategic Industries & Geographies

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Proven Land & Expand Motion in Our Business 14

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. An Ecosystem of Partners Help Position Us to Win 15 Systems Integrators GTM Partners

Extensive Integrations & Technology Partners

PROS

ERP / Platform
- Microsoft Power Platform
- ORACLE
- salesforce force.com
- Microsoft Dynamics 365
- SAP

CRMs
- Microsoft Dynamics 365
- salesforce sales cloud
- C4C SAP Cloud for Customer
- Creatio

Reservations & Bookings
- amadeus
- volantio
- TRAVELPORT
- navitaire an amadeus company
- Sabre
- 中国航信 TravelSky
- RADIXX
- Hitit
- TROYA

Online Travel Agencies
- ANIXE
- 2e Systems
- OpenJaw
- Google Flights
- DOHOP
- Skyscanner

eCommerce Platforms
- salesforce community cloud
- salesforce commerce cloud
- SAP Commerce Cloud
- VTEX
- Adobe Commerce Cloud

MarTech
- A·D·Y·L·I·C
- MOVABLE INK
- flashtalking

SalesTech
- Adobe Sign
- DocuSign
- DocuSign CLM
- Icertis
- Xactly
- enable
- SMC³
- Flintfox

Data Providers
- atpco
- IATA
- INFARE
- OAG
- OPIS A DOW JONES COMPANY

Billing, Payments & Tax
- BillingPlatform
- pci proxy
- IATA
- Avalara
- amadeus Payment Gateway

API Integration into any ecosystem

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary.

16

Financial Overview 17

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. PROS Has Delivered Long-Term Sustainable Growth 18 Subscription Revenue ($mm) Total Revenue ($mm) 27% CY10 – CY14 Revenue CAGR 49% CY15 – CY19 Subscription CAGR Subscription Transition CY15 – CY19 GTM Transformation FY22 - Ongoing COVID FY20 – FY21 71 97 118 145 186 168 153 169 197 250 252 251 276 304 29 38 61 99 145 170 178 204 234 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Subscription Revenue Growth Trajectory ($mm) 19 29 38 61 99 145 170 178 204 234 266 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E 1. The 2024 dollar value is based on the $265.8mm mid-point of the Subscription Revenue 2024 Guidance. 2024 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. 1 28% FY15 – FY24E Subscription Revenue CAGR

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Driving Consistent Margin Expansion 20 71% 77% 78% 80% FY 2021 FY 2022 FY 2023 YTD 2024 Non-GAAP Subscription Gross Margin 61% 64% 65% 67% FY 2021 FY 2022 FY 2023 YTD 2024 Non-GAAP Total Gross Margin YTD 2024 is for year-to-date results as of September 30, 2024. For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Improving Free Cash Flow Generation 21 For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. -21% -8% -8% 4% 5% FY 2020 FY 2021 FY 2022 FY 2023 TTM Q3 '24 Free Cash Flow Margin

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Third Quarter 2024 Earnings Recap 22 $mm (Except Per Share) Q3 2024 Q3 2023 Delta TTM 09/30/2024 TTM 09/30/2023 Delta Total Revenue $82.7 $77.3 7% $322.9 $297.2 9% Subscription Revenue $67.1 $60.0 12% $257.8 $226.4 14% Adjusted EBITDA1 $9.3 $5.6 $3.6 $21.6 $5.9 $15.7 Free Cash Flow1 $1.4 $8.5 ($7.1) $16.3 ($1.2) $17.5 Non-GAAP Earnings Per Share2 $0.14 $0.09 $0.05 $0.27 $0.04 $0.23 1. For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 2. For definition of non-GAAP EPS or reconciliation of non-GAAP EPS to GAAP EPS, please refer to PROS earnings press release.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Guidance Summary 23 $mm (Except Per Share) Q4 2024 Guidance v. Q4 2023 at Mid-Point Full Year 2024 Guidance v. Prior Year at Mid-Point Total Revenue $84.1 to $85.1 9% $329.5 to $330.5 9% Subscription Revenue $68.5 to $69.0 13% $265.5 to $266.0 14% Subscription ARR n/a n/a $280.0 to $284.0 9% Non-GAAP Earnings Per Share $0.12 to $0.14 $0.11 n/a n/a Adjusted EBITDA $8.4 to $9.4 $6.4 $27.5 to $28.5 $22.0 Free Cash Flow n/a n/a $21.0 to $24.0 $11.1 The 2024 Guidance shown here are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. Based on an estimated 47.5 million diluted weighted average shares outstanding for the fourth quarter of 2024 and a 22% non-GAAP estimated tax rate for the fourth quarter and full year 2024. Please see appendix for a reconciliation of non-GAAP metrics to GAAP metrics.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. 0% 5% 10% 15% 20% 2022A 2023A 2024E Progress towards "Rule of 40" Long-Term Goal To Be A “Rule of 40” Company1 24 16-21% 19-24% Total Revenue Growth Free Cash Flow Margin 1. These revenue growth and free cash flow margin targets are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these targets. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation and contained in the Company’s SEC filings. 2. The estimated 2024 total revenue growth rate and free cash flow margin are based on the mid-point of the respective 2024 Guidance ranges for these metrics. 2024 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS business and operations, PROS actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation and contained in the Company’s SEC filings. 2

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. 64% 65% 67% 69-71% FY 2022 FY 2023 TTM Q3 2024 Long Term Target Non-GAAP Total Gross Margin 77% 78% 79% 80-82% FY 2022 FY 2023 TTM Q3 2024 Long Term Target Non-GAAP Subscription Gross Margin -1% 5% 8% 10-12% FY 2022 FY 2023 TTM Q3 2024 Long Term Target Non-GAAP Services Gross Margin Keys to Achieve “Rule of 40” and Progress to Date 25 For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 14% 13% 13% 10-12% 28% 25% 24% 23-26% 29% 26% 25% 19-21% FY 2022 FY 2023 TTM Q3 2024 Long Term Target Expense to Revenue Ratios General & Administrative Sales & Marketing Research & Development For purposes of the E/R ratios presented, historical non-GAAP expense was utilized. For reconciliations of GAAP operating expenses to non-GAAP, refer to the supplemental tables in PROS earnings press releases.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Business Metrics 26 Revenue Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Subscription $ 53,127 $ 55,969 $ 57,304 $ 59,987 $ 60,764 $ 64,349 $ 65,600 $ 67,068 Maintenance and Support $ 6,417 $ 5,712 $ 5,093 $ 4,693 $ 4,460 $ 3,595 $ 3,385 $ 3,361 Recurring Revenue $ 59,544 $ 61,681 $ 62,397 $ 64,680 $ 65,224 $ 67,944 $ 68,985 $ 70,429 Services $ 11,391 $ 11,501 $ 13,395 $ 12,570 $ 12,260 $ 12,744 $ 13,028 $ 12,273 Total Revenue $ 70,935 $ 73,182 $ 75,792 $ 77,250 $ 77,484 $ 80,688 $ 82,013 $ 82,702 Recurring Revenue % 84% 84% 82% 84% 84% 84% 84% 85% Revenue by Geography Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 United States $ 26,307 $ 26,232 $ 27,224 $ 26,925 $ 26,623 $ 26,933 $ 27,990 $ 29,251 Europe $ 20,981 $ 22,949 $ 24,748 $ 25,691 $ 26,082 $ 25,671 $ 25,835 $ 25,391 Rest of World $ 23,647 $ 24,001 $ 23,820 $ 24,634 $ 24,779 $ 28,084 $ 28,188 $ 28,060 $ in 000s

Supplemental Business Metrics

$ in 000s

Financial & Operating Metrics	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24
Non-GAAP Gross Margin[1]	65%	64%	65%	66%	66%	67%	67%	68%
Non-GAAP Subscription Gross Margin[1]	77%	78%	78%	78%	78%	79%	80%	80%
Non-GAAP Recurring Revenue Gross Margin[1]	77%	77%	77%	77%	77%	78%	78%	79%
Adjusted EBITDA[1]	$ 2,382	$ (2,305)	$ 148	$ 5,640	$ 2,517	$ 4,585	$ 5,214	$ 9,278
Total Cash and Cash Equivalents	$ 203,627	$ 192,376	$ 184,567	$ 169,080*	$ 178,747*	$ 166,423*	$ 149,086*	$ 150,564*
Recurring Deferred Revenue	$ 105,468	$ 117,837	$ 111,688	$ 107,667	$ 114,987	$ 123,590	$ 116,644	$ 108,670
Total Deferred Revenue	$ 116,957	$ 128,353	$ 121,583	$ 116,522	$ 124,624	$ 132,648	$ 124,930	$ 117,213
TTM Recurring Calculated Billings[1]	$ 241,968	$ 238,584	$ 250,634	$ 250,319	$ 263,501	$ 265,998	$ 271,789	$ 273,585
Remaining Performance Obligations[2]	$ 441,500	$ 430,600	$ 407,600	$ 403,900	$ 469,600	$ 447,600	$ 450,300	$ 429,300
Remaining Performance Obligations - Current	$ 206,300	$ 210,000	$ 204,200	$ 199,000	$ 227,500	$ 227,400	$ 232,700	$ 231,000
Free Cash Flow[1]	$ 1,072	$ (4,519)	$ (6,240)	$ 8,494	$ 13,632	$ (4,884)	$ 6,164	$ 1,363
Total Headcount (including contractors)	1,528	1,436	1,471	1,486	1,486	1,499	1,502	1,494

1. For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation.
2. Remaining performance obligations represent contractually committed revenue that has not yet been recognized, which includes deferred revenue and unbilled amounts that will be recognized as revenue in future periods.
**Total Cash and Cash Equivalents in these quarters includes $10 million of restricted cash.*

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary.

27

Our Values 28

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Our Mission: To Help People and Companies Outperform 29 We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business. We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it. Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable. We are OWNERS

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Governance, Security, & Environmental Sustainability 30 Governance • LEED Silver certified global HQ • Sustainable data centers worldwide through our partnership with Microsoft • Recycling program in all offices Security PROS Board of Directors and Executive team are committed to adhering to the highest ethical values and promoting transparency. For more detail and a complete list of governance documents and charters, visit the governance page of our website. For further disclosures, read our ESG report. At PROS, security is the responsibility of everyone. We take data security and privacy seriously. ✓ ISO 27001 Certified ✓ ISO 27018 Certified ✓ SOC1 Type 2 Certified ✓ SOC2 Type 2 Certified ✓ Cloud Security Alliance Compliant ✓ GDPR Compliant For more detail on security and compliance, including detail on all certifications we hold, visit the trust and security page of our website. Environmental Sustainability

Diversity & Inclusion

Committed to a Diverse & Inclusive Environment

We welcome and celebrate diverse perspectives, cultures and experiences. We are truly a ‘people first’ culture where every person is encouraged to bring their authentic selves to work and feel they belong and are valued. Our diversity in thought and action is what makes PROS a special place. Learn more

Women at PROS



27% 29% 32% 35% 35% 36% 36% 37% 36%
21% 23% 27% 30% 30% 29% 33%
2015 2016 2017 2018 2019 2020 2021 2022 2023
Overall Representation
% of All Employees Globally
Management
% of All Managers Globally

Note: 2023 figures based on 1,335 global employees as of 12/31/23.

Underrepresented Minorities in the U.S.



24% 25% 25% 25% 27% 26% 26% 29% 30%
16% 18% 17% 21% 23% 24% 25% 33% 33%
2015 2016 2017 2018 2019 2020 2021 2022 2023
Overall Representation
% of All Employees U.S.
Management
% of All Managers U.S.

Note: 2023 figures based on 774 employees in the U.S. as of 12/31/23. Underrepresented Minorities include AA, Hispanic and Multicultural and excludes Asian.

PROS Employee Resource Groups (ERGs)

Our ERGs are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion.

For further disclosures on D&I at PROS, read our ESG report.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary.

31

32 Thank you

Appendix 33

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Information – Explanation of Non-GAAP Measures 34 PROS has provided certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP recurring revenue gross margin, adjusted EBITDA and free cash flow. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS ongoing operational performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in these tables and in the earnings press release. PROS use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS industry. Non-GAAP gross profit: Non-GAAP gross profit is defined as GAAP gross profit less amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription, maintenance and support, and services. Non-GAAP gross margin is calculated as the percentage of non-GAAP gross profit divided by total revenue. Non-GAAP subscription gross margin and recurring revenue gross margin are similarly calculated to compare the non-GAAP gross profit of subscription revenue and recurring revenue (subscription, maintenance and support revenue), respectively, to total subscription and recurring revenue, respectively. In calculating the non-GAAP gross profit of subscription revenue, the total costs of subscription are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription. In calculating the non-GAAP gross profit of recurring revenue, the total costs of subscription, maintenance and support are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription and cost of maintenance and support. Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, amortization of acquisition-related intangibles, depreciation and amortization, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net loss as an indicator of our operating performance. Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures and capitalized internal-use software development costs. Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures – Guidance (In thousands, Unaudited) 35 Low High Adjusted EBITDA GAAP Loss from Operations $ (3,600) $ (2,600) Amortization of acquisition-related intangibles 800 800 Share-based compensation 10,300 10,300 Depreciation and other amortization 900 900 Adjusted EBITDA $ 8,400 $ 9,400 Q4 2024 Guidance Low High Adjusted EBITDA GAAP Loss from Operations $ (21,000) $ (20,000) Amortization of acquisition-related intangibles 4,400 4,400 Share-based compensation 40,500 40,500 Depreciation and other amortization 3,600 3,600 Adjusted EBITDA $ 27,500 $ 28,500 Full Year 2024 Guidance

Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited)

PROS

Gross Profit	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24
GAAP Gross Profit	$ 43,467	$ 43,640	$ 47,221	$ 48,786	$ 48,748	$ 51,855	$ 53,194	$ 54,404
Amortization of acquisition-related intangibles	1,441	1,337	1,243	1,099	953	953	953	738
Severance	245	749	-	-	-	-	-	-
Share-based compensation	1,017	832	985	1,033	1,073	1,068	1,151	1,177
Non-GAAP Gross Profit	$ 46,170	$ 46,558	$ 49,449	$ 50,918	$ 50,774	$ 53,876	$ 55,298	$ 56,319
Non-GAAP Gross Margin	65%	64%	65%	66%	66%	67%	67%	68%

Subscription Gross Profit	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24
GAAP Subscription Gross Profit	$ 39,442	$ 41,876	$ 43,245	$ 45,477	$ 46,214	$ 49,736	$ 51,030	$ 52,598
Amortization of acquisition-related intangibles	1,441	1,337	1,243	1,099	953	953	953	738
Severance	8	125	-	-	-	-	-	-
Share-based compensation	148	125	169	201	208	202	235	244
Non-GAAP Subscription Gross Profit	$ 41,039	$ 43,463	$ 44,657	$ 46,777	$ 47,375	$ 50,891	$ 52,218	$ 53,580
Non-GAAP Subscription Gross Margin	77%	78%	78%	78%	78%	79%	80%	80%

Recurring Revenue Gross Profit	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24
GAAP Recurring Revenue Gross Profit	$ 43,962	$ 45,306	$ 46,462	$ 48,401	$ 48,898	$ 51,469	$ 52,664	$ 54,261
Amortization of acquisition-related intangibles	1,441	1,337	1,243	1,099	953	953	953	738
Severance	8	432	-	-	-	-	-	-
Share-based compensation	266	205	267	294	301	339	331	342
Non-GAAP Recurring Revenue Gross Profit	$ 45,677	$ 47,280	$ 47,972	$ 49,794	$ 50,152	$ 52,761	$ 53,948	$ 55,341
Non-GAAP Recurring Revenue Gross Margin	77%	77%	77%	77%	77%	78%	78%	79%

Services Gross Profit	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24
GAAP Services Gross Profit	$ (495)	$ (1,666)	$ 759	$ 385	$ (150)	$ 386	$ 530	$ 143
Severance	237	317	-	-	-	-	-	-
Share-based compensation	751	627	718	739	772	729	820	835
Non-GAAP Services Gross Profit	$ 493	$ (722)	$ 1,477	$ 1,124	$ 622	$ 1,115	$ 1,350	$ 978
Non-GAAP Services Gross Margin	4%	-6%	11%	9%	5%	9%	10%	8%

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary.

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© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited) 37 Adjusted EBITDA Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 GAAP Income (Loss) From Operations $ (14,873) $ (18,796) $ (13,355) $ (7,842) $ (10,609) $ (10,302) $ (7,184) $ 31 Amortization of acquisition-related intangibles 1,973 1,806 1,620 1,446 1,301 1,301 1,300 1,074 Severance 4,034 3,586 - - - - - - Share-based compensation 10,097 9,904 10,752 10,933 10,768 12,700 10,248 7,271 Depreciation and other amortization 1,151 1,195 1,131 1,103 1,105 903 891 902 Capitalized internal-use software development costs - - - - (48) (17) (41) - Adjusted EBITDA $ 2,382 $ (2,305) $ 148 $ 5,640 $ 2,517 $ 4,585 $ 5,214 $ 9,278 Free Cash Flow Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Cash Flow From Operations $ (1,970) $ (6,143) $ (6,542) $ 8,718 $ 13,844 $ (4,644) $ 6,420 $ 1,594 Severance 3,058 3,170 579 121 211 - - - Purchase of property and equipment (16) (1,546) (277) (345) (375) (223) (215) (231) Capitalized internal-use software development costs - - - - (48) (17) (41) - Free Cash Flow $ 1,072 $ (4,519) $ (6,240) $ 8,494 $ 13,632 $ (4,884) $ 6,164 $ 1,363

© 2024 PROS, Inc. All rights reserved. Confidential and Proprietary. 38